UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America

(Exact Name of Registrant as Specified in Charter)

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Michael W. Stockton

The Growth Fund of America

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Looking forward at
40: Our past informs
our future.

The Growth Fund of America® Annual report for the year ended August 31, 2014

The Growth Fund of America invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	9.71%	12.82%	8.11%

For other share class results, visit americanfunds.com.

The total annual fund operating expense ratio is 0.66% for Class A shares as of the prospectus dated November 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

The Growth Fund of
America continues its
fundamental research
and long-term
approach to investing.

Special feature
6	40 years of capital appreciation

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
35	Board of trustees and other officers

Fellow investors:

A steady and resilient U.S. equity market helped The Growth Fund of America to strong returns for the 12-month period ended August 31, 2014.

For its most recent fiscal year, The Growth Fund of America (GFA) posted a total return of 25.00%, roughly on par with the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. equity market. As you can see in the chart below, the fund’s total return lagged three of the four indexes we use to measure GFA’s progress. Nonetheless, while we are pleased with the one-year return, we continue to believe long-term returns are a better measure of a fund.

It is worth noting that over the 40-year lifetime of the fund, it surpasses the returns of the S&P 500 and its Lipper peer indexes. We believe that this is due to our long-term approach to investing and our intensive research efforts, both of which we believe will continue to serve our investors well for the next 40 years and beyond.

Results at a glance

Total returns for periods ended August 31, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

The Growth Fund of America (Class A shares)	25.00%	15.62%	9.25%	13.83%
Standard & Poor’s 500 Composite Index[2]	25.21	16.87	8.37	11.07
Lipper Large-Cap Growth Funds Index	25.74	16.20	8.35	—	[3]
Lipper Growth Funds Index	25.14	16.62	8.05	10.04
Lipper Large-Cap Core Funds Index	22.86	15.24	7.73	—	[3]
Lipper Capital Appreciation Funds Index	25.49	15.31	9.34	11.07

[1]	Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.
[2]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	This Lipper index was not in existence when CRMC began managing the fund.

The Growth Fund of America	1

Over the 40-year lifetime of the fund, its returns surpass those returns of the S&P 500 and the fund’s Lipper peer indexes.

Investment results analysis

Securities markets undergo day-to-day volatility, but the gains in U.S. equities over the past year were noteworthy for how steady they were in the aggregate. This came despite geopolitical instability in places like Syria, Iraq and Ukraine, as well as economic data that showed some unevenness in the U.S. economic recovery.

We feel the Federal Reserve’s policies of providing economic stimulus and keeping interest rates low, mirrored by other central banks around the globe, have encouraged investors to continue buying stocks. Price-to-earnings ratios — a benchmark indicator of value — have continued to climb over the period, a sign that investors remain comfortable investing in the stock market for the time being.

The fund’s top 20 holdings generally fared well during the period, with top holding Amazon.com returning 20.7% and second-largest holding Gilead Sciences returning 78.5%. Other top holdings such as Google (up 37.4%) and EOG Resources (up 39.9%) also helped returns.

Among market sectors, GFA’s investments in health care stocks were the most important contributors to returns, both absolute and relative to the fund’s benchmark index. Telecommunication services and consumer discretionary stocks were also positive for the fund. Examples of these are Comcast (up 31.1%) and Softbank (up 15.6%). Roughly 11% of the fund’s portfolio is invested in non-U.S. equities. While these stocks generally contributed positive returns to the fund on an absolute basis, they did not fare as well as the fund’s U.S. holdings and held back our relative returns compared to the all-U.S. S&P 500 Index. We continue to believe in the value of overseas investing, which over longer periods has been helpful to the fund’s returns and can often provide needed diversification, as well as strong opportunity for capital appreciation.

GFA held roughly 7.5% of its portfolio in cash and short-term liquid securities as of the end of the fiscal year, down from 9.2% one year prior. Holding cash negatively impacted the fund’s returns this year when compared to the benchmark index, but can allow portfolio managers to move quickly and effectively in the future when opportunities present themselves in the market. Cash also provides a buffer against volatility.

The road ahead

Currently, the U.S. economy continues to grow, albeit unsteadily. We have not seen as robust a recovery over the past several years as we’ve seen in prior economic

2	The Growth Fund of America

For 40 years, we have made bottom-up research and a commitment to long-term investing hallmarks of the fund.

cycles, but it is worth noting that — despite the ups and downs of jobs reports and GDP figures — the economy continues to grow. Certainly, we continue to monitor the economy closely, and while there is a risk of a slowdown, we do not view a U.S. recession as likely at this time.

The economic recovery has been even weaker in Europe, and there is a greater risk of economic difficulty there — especially if the situation in Ukraine and tensions with Russia worsen. While troubles in Europe may affect the U.S. economy to a degree, that could also make U.S. securities more attractive to global investors who might think of the U.S. as a safe haven. Geopolitical uncertainties in Syria and Iraq may also provide some market risk in the months ahead, though we feel some amount of concern has already been built into investors’ expectations.

Finally, it’s worth noting that valuations on many U.S. equities have reached above-average levels. With this in mind, it is prudent to expect that the strong returns of recent years, particularly since the market bottom in 2009, likely will not last. That’s not to say the stock market will reverse itself, but rather that valuations may begin to moderate, producing more modest returns. With that said, there continue to be potentially attractive individual investments which we painstakingly research each day, just as we’ve done since The Growth Fund of America joined the American Funds family in late 1973. For 40 years, we have made bottom-up research and a commitment to long-term investing hallmarks of the fund. For more about our history, and what we have learned from it, please see the special feature beginning on page 6.

We thank you for your continued support of The Growth Fund of America, and look forward to reporting to you again in six months.

Cordially,

James F. Rothenberg
Vice Chairman of the Board

Donald D. O’Neal
President

October 7, 2014

For current information about the fund, visit americanfunds.com.

The Growth Fund of America	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.
[4]	Includes reinvested dividends of $120,886 and reinvested capital gain distributions of $581,456.
[5]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	Results of the Lipper Growth Funds Index do not reflect any sales charges.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Average annual total returns based on a $1,000 investment
(for periods ended August 31, 2014)*

	1 year	5 years	10 years
Class A shares	17.80%	14.26%	8.61%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$1,000,000
400,000
100,000
40,000
10,000
7,000

Year ended August 31	1974[3]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988
TOTAL VALUE (dollars in thousands)															
Dividends reinvested	–	$ .4	.3	–	.3	–	.3	.5	1.7	2.3	1.6	1.2	1.0	1.4	1.5
Value at year-end	$7.9	9.8	11.2	12.4	20.1	23.6	31.5	35.4	38.6	56.4	56.8	64.5	83.0	109.7	98.0
Total return	(21.3)%	24.4	14.0	10.9	62.7	17.2	33.5	12.3	9.1	46.1	0.8	13.5	28.6	32.3	(10.7

4	The Growth Fund of America

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, The Growth Fund of America has done demonstrably better than its relevant benchmark.

The Growth Fund of America	5

40 years of capital appreciation

The portfolio managers of The Growth Fund of America (GFA) have invested for attractive returns for more than 40 years. They’ve adapted and innovated over that time, but it is their unwavering focus on investors’ needs that have made the fund what it is today.

6	The Growth Fund of America

Mike Kerr	Don O’Neal	Donnalisa Barnum
Portfolio manager	Portfolio manager	Portfolio manager

What is success?

For more than 40 years, The Growth Fund of America has been measured in countless ways. During those four decades, it has become the nation’s single largest actively managed equity mutual fund in terms of assets. It has provided positive returns for 33 of those past 40 fiscal years. It has a lifetime average annual total return of 13.83% as of August 31, 2014, well above the 11.07% average annual total return of the unmanaged Standard & Poor’s 500 Composite Index.

The men and women who manage the fund, and the analysts whose work provides the backbone of the fund’s investment decision-making, are very proud of the record — but only insofar as the fund’s shareholders are satisfied.

“We’re successful when the investor succeeds in his or her goals,” says portfolio manager Mike Kerr. “It’s as simple as that.”

Forty years ago, GFA became one of the American Funds. While the fund has been successful by many measures, those who work on behalf of GFA’s investors see this anniversary as less of a celebration and more of an opportunity to see what’s worked and what lessons can be applied in the present. The fund’s fundamental approach to research, its global reach in investing, its flexibility and its system of portfolio managers — The Capital SystemSM — have all contributed.

“The most important thing, I believe, is that we have a durable investment approach,” says portfolio manager Don O’Neal. “We’ve changed and adapted in a lot of ways, but something we’ve never changed is our investment approach. We don’t need to because it’s stood the test of time.”

Breadth and depth of research

The investment analysts who provide research for GFA provide the foundation for the fund’s success. Analysts do more than simply break down balance sheets; they travel extensively to talk to company management, visit facilities and businesses, and engage with suppliers and competitors. “Our investments have always been driven by research,” says portfolio manager Donnalisa Barnum. “I genuinely believe we have some of the most talented analysts in the world, and we give them the freedom to dig deep and make tough calls.”

And as with the other American Funds, each analyst manages a small portion of the fund outright, allowing him or her to put high-conviction ideas to work on behalf of investors — even if others disagree.

The Growth Fund of America’s 40-year history

The Growth Fund of America	7

We’re trying to invest in more unique non-U.S. companies that don’t necessarily have good substitutes or parallels in the U.S. We want the best companies, period, no matter where they are. — Jim Rothenberg

“The analysts are encouraged to invest where their conviction is. In fact, we don’t just allow it — we expect it,” says portfolio manager Barry Crosthwaite. “That’s how you develop investors. We require them to think independently and not groupthink.”

“Harnessing our investment professionals’ curiosity is something I think we do well,” adds Greg Wendt, who’s been an analyst working with GFA for 25 years. “We’re given enormous flexibility in how we approach the work, which makes this a great home for long-term investors of every stripe.”

Research fuels the portfolio managers’ decision-making. Analysts not only write research notes and updates, but are called upon to make their case in meetings big and small, to defend their theses as their colleagues “kick the tires.”

“Yes, we have big meetings, but we also have small group meetings and one-on-one sessions,” Don says. “These different settings are numerous enough so that we get to know and calibrate each other well, and they also generate the opportunities to explore a diverse number of viewpoints.”

International investing

The fund’s research capability has grown substantially since 1973. During that time, the number of Capital Group offices has grown from three to eleven. In recent years, Capital Research and Management Company, GFA’s investment adviser, has expanded further into the Asia-Pacific region with its most recent offices in Beijing and Mumbai.

That presence throughout the world is necessary, especially in today’s global economy. Originally, GFA’s mandate allowed it to have up to 15% of its portfolio in non-U.S. equities. In 2010, that limit was increased to 25%.

“This flexibility allows me to be opportunistic,” Donnalisa says. “There is such a global economy now, and maybe there’s an interesting company doing a significant amount of business in the U.S. market that’s actually based overseas. Additionally, there are many U.S. companies that have become truly global. Wherever it is, we can identify that company and make the most of the investment opportunity.”

Even so, the portfolio managers remain judicious about overseas investing, which can carry different risks from similar domestic stocks.

“We’re not going to invest in a Japanese retailer solely because it’s in Japan,” says Jim Rothenberg, GFA portfolio manager and chairman of The Capital Group Companies. “We’re trying to invest in more unique non-U.S. companies that don’t necessarily have good substitutes or parallels in the U.S. We want the

The Growth Fund of America celebrates its 40th year as one of the American Funds

8	The Growth Fund of America

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

best companies, period, no matter where they are.”

A flexible approach

The best companies, the best investments — those can be pretty subjective. Thankfully, the focus and structure behind GFA allows portfolio managers and analysts to determine “best” as they see fit — and they’re not constrained by arbitrary definitions.

“There are growth funds out there that, when they say growth, they mean they invest in ‘growth’ stocks as determined by Morningstar or Russell, and it is often code for simply high valuation, which is not necessarily good for shareholder return,” Don says. “We’re about capital appreciation, flexibly seeking the best opportunities no matter how they appear. Often it’s a traditional growth company, sometimes it’s a turnaround or a down-and-out. We gravitate toward whatever we think is most attractive that fits our objective of capital appreciation.”

Making trades

Back in 1973, when GFA’s portfolio managers wanted to place an order, they picked up the phone and called the trading desk. In turn, the Los Angeles-based trader would call the appropriate broker and place the order. Within minutes —or sometimes longer — that order would be completed and the fund would own the stocks.

Today, the orders are computerized and the market is more complex. With a huge amount of trading volume, due in part to the advent of high-frequency trading, the fund’s traders work even harder. “Today, when we place an order, we’re talking about potentially hundreds of millions of dollars,” Jim says. “So sure, we can trade faster with computers, but to get the best price, that’s where the experience and knowledge of our traders comes in.”

With our long-term orientation, traders can afford to be patient, waiting out temporary fluctuations to find the best price. Furthermore, the multiple trades that are often necessary to purchase the desired amount of stock means that such fluctuations average out.

“It’s harder to make a very large trade than a very small one,” Don says, “but with our investment style, our low turnover rate and our long-term orientation, it’s not as hard as it might be for other funds, and we remain very effective at implementing our investment ideas.”

The Growth Fund of America	9

That human element is such a big advantage. You get to work with people for so long, to really get to understand where they’re coming from. You get challenged by new people coming in, too. The way it’s all managed is a big key to our success. — Mike Kerr

A history of returns

Fiscal-year total returns over GFA’s 40-year history

Positive vs. negative fiscal annual returns over 40 years

Lifetime average annual total return: 13.8%

In other words, the only real measure of growth is in the fund’s return, and the fund’s ability to continue growing investors’ money over time.

“Our job is to grow the capital,” Barry says. “We don’t necessarily just do it in growth companies. We do it in value companies, big companies, smaller companies, contrarian companies. If we were pigeonholed into just being a traditional growth stock fund, well, there have been times when that’s been a very popular and crowded part of the market, and our returns might not have been as good. I think having a balance has led to stronger results over time.”

Longevity within The Capital System

Forty years is a long time, and there have been hundreds of investment professionals, both analysts and portfolio managers, who have contributed to the fund’s success over the years. Unlike in other funds, where the management decisions are made by a handful of people, each of the fund’s 12 portfolio managers invest how they see fit, as do each of the dozens of analysts who participate in the fund’s research portfolio.

Changes happen. Portfolio managers assume different responsibilities, or retire. Some analysts often become portfolio managers in their own right, though many continue their analytical work as well. New analysts are hired to explore new markets and companies. But because of The Capital System, the fund adapts — and without the sharp shifts in management style that have sometimes plagued other long-running mutual funds.

“I’ve changed over the past 25 years as an investor, and the people around the table have changed over time, but the process hasn’t changed, and that’s one of the

The Growth Fund of America manages over $140 billion (as of 8/31/14) on behalf of its investors

10	The Growth Fund of America

Barry Crosthwaite	Greg Wendt	Jim Rothenberg
Portfolio manager	Investment analyst	Portfolio manager

incredible things about the system,” Greg says. “People have changed, gone on to different things, passed the torch. There’s new tech, new tools, new people, but I would argue that the real DNA of the fund — our process — stayed the same.”

The system also provides for adaptability as well as longevity. GFA’s investment professionals are among the longest-tenured managers and analysts in the mutual fund industry. Over time, their views and thoughts on the markets have evolved. Part of that is experience, and part of that is the consistent introduction of new ideas and new thinking into The Capital System through the people brought in as the fund has grown.

“That human element is such a big advantage,” Mike says. “You get to work with people for so long, to really get to understand where they’re coming from. You get challenged by new people coming in, too. The way it’s all managed is a big key to our success.”

The core mission

Today, The Growth Fund of America manages over $140 billion on behalf of its investors. To put that in perspective, back in 1973, the fund had just $17 million under management — and all the American Funds combined were worth just $3.3 billion.

With size has come challenges but the fund has met those challenges successfully. For example, portfolio managers and analysts have been added to help manage assets — another benefit of The Capital System. As another example, trading ever-larger blocks of stock required more sophisticated trading tools and the exceptional know-how of the fund’s trading desk professionals.

And yet the fund’s returns have not been hampered by its size. Some of its best years have been more recent, even with large assets, and vice versa, some poor years happened twenty and thirty years ago when the fund was much smaller. We believe the fund’s returns ultimately have been determined by the quality of the investment decisions over time, not by size, and we continue to believe that will be the case.

“At the end of the day, the goal is what it’s always been: growing investors’ money,” Don says. “Sure, things change a lot over four decades, and you adapt and grow and evolve with that. You face the challenges that the market gives you. We have a great system in place to make all that as smooth as possible. The fundamental approach to investing, though, that’s stayed the same.”

“To me, it’s nice to recognize this kind of anniversary,” Jim says. “But the real goal is looking at what we’ve done over the past 40 years and making sure we’re doing it for the next 10 years and beyond.” ¢

Rapid communications

In the 1970s, when GFA first joined the American Funds, investment meetings were held regularly to discuss ideas, but conference calls with European or East Coast offices were expensive and, thus, rare. Analysts’ reports were written on typewriters, reproduced via carbon-copy or mimeograph, and distributed by hand through the company’s offices. In some cases, they were mailed to offices around the country or overseas, arriving days later.

“Back then, if you missed the 4 p.m. delivery, you had to wait until the next day,” Mike says. “Tough luck.”

How times have changed.

“When I first got here in the 1980s, we had just gotten voice mail, and everyone complained about it,” Donnalisa says. “To the surprise of many, it quickly became important. When companies reported their earnings, analysts would leave their thoughts on voice mail, and we could access it at any time, from anywhere in the world. Today, we have email and instant messaging, so it’s even more robust, but back then, voice mail was huge.”

Donnalisa points to the advent of rapid, instant communication as an important milestone in the fund’s growth. “You can reach anyone in the world, on the phone, via email or telepresence or however you like. That kind of communication is so important. It lets us test our ideas with one another immediately and, if necessary, to act quickly to put them to work in the fund.”

And there’s a lot less paper; analysts’ reports are simply emailed as soon as they’re ready, ensuring near-instantaneous communication about critical events. “Of course, you still have to read,” Donnalisa notes. “That hasn’t changed — we read a lot!”

The Growth Fund of America	11

Summary investment portfolio August 31, 2014

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Amazon	4.11%
Gilead Sciences	3.87
Google	3.63
Comcast	2.01
Home Depot	1.74
EOG Resources	1.70
UnitedHealth Group	1.43
Amgen	1.34
Microsoft	1.29
Philip Morris	1.15

Common stocks 92.13%	Shares	Value (000)
Information technology 19.63%
Google Inc., Class C1	4,812,697	$2,750,938
Google Inc., Class A1	4,333,597	2,523,713
Microsoft Corp.	41,312,600	1,876,831
Oracle Corp.	38,817,000	1,612,070
Avago Technologies Ltd.[2]	17,601,820	1,444,933
ASML Holding NV (New York registered)	8,767,040	842,688
ASML Holding NV	5,109,442	488,814
Apple Inc.	12,511,000	1,282,377
salesforce.com, inc.[1]	17,805,000	1,052,097
Visa Inc., Class A	4,898,000	1,040,923
Texas Instruments Inc.	20,134,000	970,056
Intuit Inc.	10,295,000	856,338
LinkedIn Corp., Class A1	3,667,500	827,938
Accenture PLC, Class A	10,000,000	810,600
Murata Manufacturing Co., Ltd.	8,326,300	794,978
Other securities		9,333,351
		28,508,645

Consumer discretionary 17.45%
Amazon.com, Inc.[1]	17,597,195	5,966,153
Comcast Corp., Class A	40,263,578	2,203,626
Comcast Corp., Class A, special nonvoting shares	13,000,000	709,800
Home Depot, Inc.	26,961,200	2,520,872
NIKE, Inc., Class B	19,716,640	1,548,742
Twenty-First Century Fox, Inc., Class A	33,675,400	1,192,783
Johnson Controls, Inc.	15,525,000	757,775
MGM Resorts International[1,2]	29,412,600	719,726
Netflix, Inc.[1]	1,485,568	709,567
Other securities		9,004,534
		25,333,578

Health care 16.86%
Gilead Sciences, Inc.[1]	52,294,248	5,625,815
UnitedHealth Group Inc.	23,984,700	2,078,994
Amgen Inc.	13,911,100	1,938,929
Alexion Pharmaceuticals, Inc.[1]	9,006,061	1,524,636
Regeneron Pharmaceuticals, Inc.[1]	3,437,300	1,204,842
Express Scripts Holding Co.[1]	16,285,600	1,203,994
Biogen Idec Inc.[1]	3,302,200	1,132,787
Illumina, Inc.[1]	5,471,701	981,404
Vertex Pharmaceuticals Inc.[1]	10,105,600	945,581
Other securities		7,847,946
		24,484,928

12	The Growth Fund of America

	Shares	Value (000)
Energy 9.99%
EOG Resources, Inc.	22,494,000	$2,471,641
Concho Resources Inc.[1,2]	8,578,506	1,218,491
Noble Energy, Inc.	16,677,621	1,203,124
Pioneer Natural Resources Co.	5,132,900	1,070,980
Schlumberger Ltd.	8,950,000	981,278
Cheniere Energy, Inc.[1]	11,859,300	951,827
FMC Technologies, Inc.[1,2]	15,179,100	938,675
Other securities		5,664,850
		14,500,866

Industrials 8.37%
Union Pacific Corp.	13,796,600	1,452,368
Precision Castparts Corp.	4,103,367	1,001,468
American Airlines Group Inc.	20,490,000	797,266
Boeing Co.	6,267,000	794,656
United Continental Holdings, Inc.[1]	15,369,000	731,718
CSX Corp.	21,674,801	669,968
Other securities		6,713,016
		12,160,460

Financials 8.04%
Crown Castle International Corp.	13,219,250	1,051,063
Goldman Sachs Group, Inc.	5,363,996	960,745
American International Group, Inc.	17,135,000	960,588
Other securities		8,694,862
		11,667,258

Consumer staples 4.01%
Philip Morris International Inc.	19,579,433	1,675,608
Costco Wholesale Corp.	11,108,183	1,344,979
Other securities		2,809,278
		5,829,865

Materials 2.21%
Praxair, Inc.	5,186,537	682,289
Other securities		2,521,410
		3,203,699

Other 0.90%
Other securities		1,301,402

Miscellaneous 4.67%
Other common stocks in initial period of acquisition		6,787,901

Total common stocks (cost: $74,462,381,000)		133,778,602

Preferred securities 0.07%
Miscellaneous 0.07%
Other preferred securities in initial period of acquisition		92,503

Total preferred securities (cost: $91,162,000)		92,503

Rights & warrants 0.08%
Other 0.05%
Other securities		76,162

Miscellaneous 0.03%
Other rights & warrants in initial period of acquisition		45,120

Total rights & warrants (cost: $122,540,000)		121,282

The Growth Fund of America	13

Convertible bonds 0.04%	Principal amount (000)	Value (000)
Telecommunication services 0.04%
Other securities		$64,162

Total convertible bonds (cost: $56,297,000)		64,162

Bonds, notes & other debt instruments 0.16%
Other 0.16%
Other securities		225,494

Total bonds, notes & other debt instruments (cost: $213,508,000)		225,494

Short-term securities 7.56%
Fannie Mae 0.06%-0.15% due 9/2/2014-7/1/2015	$2,351,795	2,351,069
Federal Home Loan Bank 0.06%-0.17% due 9/5/2014-8/28/2015	3,220,844	3,219,777
Freddie Mac 0.06%-0.17% due 9/17/2014-8/27/2015	3,070,380	3,069,191
Google Inc. 0.11%-0.13% due 12/11/2014-1/21/2015[3]	91,000	90,962
Other securities		2,245,155

Total short-term securities (cost: $10,974,920,000)		10,976,154
Total investment securities 100.04% (cost: $85,920,808,000)		145,258,197
Other assets less liabilities (0.04)%		(56,437)

Net assets 100.00%		$145,201,760

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The securities which were valued under fair value procedures (with an aggregate value of $240,727,000, an aggregate cost of $281,325,000, and which represented .17% of the net assets of the fund) were acquired from 7/7/2000 to 6/26/2014 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securites” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $34,958,000, which represented ..02% of the net assets of the fund.

Forward currency contracts

The fund has entered into a forward currency contract to sell currency as shown in the following table. The average notional amount of open forward currency contracts was $259,117,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 8/31/2014 (000)
Sales:
Japanese yen	9/18/2014	Barclays Bank PLC	$84,894	¥8,700,000	$1,264

14	The Growth Fund of America

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended August 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 8/31/2014 (000)
Avago Technologies Ltd.	17,262,820	720,655	381,655	17,601,820	$17,965	$1,444,933
Concho Resources Inc.[1]	4,287,506	4,291,000	—	8,578,506	—	1,218,491
FMC Technologies, Inc.[1]	16,479,100	—	1,300,000	15,179,100	—	938,675
MGM Resorts International[1]	10,000,000	19,441,600	29,000	29,412,600	—	719,726
Edwards Lifesciences Corp.[1]	9,182,700	—	3,050,000	6,132,700	—	608,732
Hologic, Inc.[1]	16,551,960	575,000	—	17,126,960	—	425,948
Towers Watson & Co., Class A	500,000	3,490,000	165,000	3,825,000	1,398	419,335
Toll Brothers, Inc.[1]	5,625,000	5,003,300	—	10,628,300	—	378,261
athenahealth, Inc.[1]	—	2,522,484	—	2,522,484	—	364,348
AutoNation, Inc.[1]	6,000,000	—	—	6,000,000	—	325,500
Herbalife Ltd.	—	7,079,619	1,637,618	5,442,001	894	277,433
Sprouts Farmers Market, Inc.[1,4]	900,725	7,369,721	—	8,270,446	—	255,888
Oshkosh Corp.	4,368,000	—	—	4,368,000	2,621	217,002
Ocwen Financial Corp.[1,4]	4,922,481	1,868,600	—	6,791,081	—	189,743
BioMarin Pharmaceutical Inc.[1,5]	8,525,693	578,980	1,809,300	7,295,373	—	—
Celanese Corp., Series A5	8,875,000	—	2,575,000	6,300,000	5,891	—
EOG Resources, Inc.[5]	14,789,237	13,633,737	5,928,974	22,494,000	11,511	—
Gilead Sciences, Inc.[1,5]	81,106,200	5,950,000	34,761,952	52,294,248	—	—
Rackspace Hosting, Inc.[1,5]	10,198,200	—	7,250,633	2,947,567	—	—
					$40,280	$7,784,015

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,628,700,000, which represented 1.12% of the net assets of the fund.
[4]	This security was an unaffiliated issuer in its initial period of acquisition at 8/31/2013; it was not publicly disclosed.
[5]	Unaffiliated issuer at 8/31/2014.

Key to abbreviation

¥ = Japanese yen

See Notes to Financial Statements

The Growth Fund of America	15

Financial statements

Statement of assets and liabilities
at August 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $80,600,050)	$137,474,182
Affiliated issuers (cost: $5,320,758)	7,784,015	$145,258,197
Cash denominated in currencies other than U.S. dollars (cost: $3,733)		3,733
Cash		8,058
Unrealized appreciation on open forward currency contracts		1,264
Receivables for:
Sales of investments	170,024
Sales of fund’s shares	97,091
Dividends and interest	120,723	387,838
		145,659,090
Liabilities:
Payables for:
Purchases of investments	192,223
Repurchases of fund’s shares	145,408
Investment advisory services	33,045
Services provided by related parties	72,040
Trustees’ deferred compensation	5,585
Other	9,029	457,330
Net assets at August 31, 2014		$145,201,760

Net assets consist of:
Capital paid in on shares of beneficial interest		$73,695,047
Undistributed net investment income		315,492
Undistributed net realized gain		11,860,185
Net unrealized appreciation		59,331,036
Net assets at August 31, 2014		$145,201,760

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (3,126,823 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$73,975,023	1,584,113		$46.70
Class B	873,237	19,476		44.84
Class C	6,231,765	140,333		44.41
Class F-1	10,569,395	227,779		46.40
Class F-2	8,636,656	184,890		46.71
Class 529-A	5,799,068	125,125		46.35
Class 529-B	158,917	3,554		44.71
Class 529-C	1,440,078	32,301		44.58
Class 529-E	263,250	5,730		45.94
Class 529-F-1	199,838	4,313		46.33
Class R-1	541,936	12,076		44.88
Class R-2	2,496,054	55,261		45.17
Class R-2E	10	—	*	46.70
Class R-3	8,325,311	181,227		45.94
Class R-4	7,835,108	168,938		46.38
Class R-5	5,449,491	116,620		46.73
Class R-6	12,406,623	265,087		46.80

* Amount less than one thousand.

See Notes to Financial Statements

16	The Growth Fund of America

Statement of operations
for the year ended August 31, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $27,257; also includes $40,280 from affiliates)	$1,421,089
Interest	18,541	$1,439,630
Fees and expenses*:
Investment advisory services	378,140
Distribution services	378,249
Transfer agent services	153,990
Administrative services	40,125
Reports to shareholders	4,784
Registration statement and prospectus	1,662
Trustees’ compensation	1,069
Auditing and legal	205
Custodian	2,461
Other	7,300	967,985
Net investment income		471,645

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $1,872,417 net gain from affiliates)	13,442,993
Forward currency contracts	20,968
Currency transactions	(5,795)	13,458,166
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $7,413)	16,096,676
Forward currency contracts	(246)
Currency translations	(153)	16,096,277
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		29,554,443
Net increase in net assets resulting from operations		$30,026,088

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended August 31
	2014	2013
Operations:
Net investment income	$471,645	$656,608
Net realized gain on investments, forward currency contracts and currency transactions	13,458,166	11,559,114
Net unrealized appreciation on investments, forward currency contracts and currency translations	16,096,277	11,847,758
Net increase in net assets resulting from operations	30,026,088	24,063,480

Dividends and distributions paid to shareholders:
Dividends from net investment income	(409,908)	(865,227)
Distributions from net realized gain on investments	(8,412,644)	—
Total dividends and distributions paid to shareholders	(8,822,552)	(865,227)

Net capital share transactions	507,086	(14,480,750)

Total increase in net assets	21,710,622	8,717,503

Net assets:
Beginning of year	123,491,138	114,773,635
End of year (including undistributed net investment income: $315,492 and $259,434, respectively)	$145,201,760	$123,491,138

See Notes to Financial Statements

The Growth Fund of America	17

Notes to financial statements

1. Organization

The Growth Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

18	The Growth Fund of America

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

The Growth Fund of America	19

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2014 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$28,283,645	$—	$225,000	$28,508,645
Consumer discretionary	25,333,578	—	—	25,333,578
Health care	24,484,928	—	—	24,484,928
Energy	14,485,139	—	15,727	14,500,866
Industrials	12,160,460	—	—	12,160,460
Financials	11,667,258	—	—	11,667,258
Consumer staples	5,829,865	—	—	5,829,865
Materials	3,203,699	—	—	3,203,699
Other	1,301,402	—	—	1,301,402
Miscellaneous	6,787,901	—	—	6,787,901
Preferred securities	92,503	—	—	92,503
Rights & warrants	121,282	—	—	121,282
Convertible bonds	—	64,162	—	64,162
Bonds, notes & other debt instruments	—	225,494	—	225,494
Short-term securities	—	10,976,154	—	10,976,154
Total	$133,751,660	$11,265,810	$240,727	$145,258,197

20	The Growth Fund of America

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,264	$—	$1,264

*	Securities with a value of $9,208,543,000, which represented 6.34% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The values of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiative.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

The Growth Fund of America	21

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of August 31, 2014 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$1,264	Unrealized depreciation on open forward currency contracts	$—

	Net realized gain		Net unrealized depreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$20,968	Net unrealized depreciation on forward currency contracts	$(246)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and unrealized appreciation of certain investments in securities outside the U.S. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2014, the fund reclassified $5,589,000 and $90,000 from undistributed net investment income to undistributed net realized gain and capital paid in on shares of beneficial interest, respectively and $792,289,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

22	The Growth Fund of America

As of August 31, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$335,585
Undistributed long-term capital gains	12,065,769
Gross unrealized appreciation on investment securities	60,144,811
Gross unrealized depreciation on investment securities	(1,026,249)
Net unrealized appreciation on investment securities	59,118,562
Cost of investment securities	86,139,635

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2014			Year ended August 31, 2013
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$213,008	$4,257,047	$4,470,055	$460,637	$—	$460,637
Class B	—	73,067	73,067	—	—	—
Class C	—	405,551	405,551	1,750	—	1,750
Class F-1	31,682	746,681	778,363	86,604	—	86,604
Class F-2	29,050	328,248	357,298	41,950	—	41,950
Class 529-A	13,249	324,205	337,454	31,604	—	31,604
Class 529-B	—	12,376	12,376	—	—	—
Class 529-C	—	84,925	84,925	645	—	645
Class 529-E	78	15,116	15,194	1,056	—	1,056
Class 529-F-1	791	10,945	11,736	1,305	—	1,305
Class R-1	—	33,348	33,348	153	—	153
Class R-2	—	155,143	155,143	3,112	—	3,112
Class R-2E*	—	—	—
Class R-3	2,312	516,611	518,923	35,811	—	35,811
Class R-4	23,161	477,099	500,260	54,792	—	54,792
Class R-5	32,633	346,504	379,137	59,533	—	59,533
Class R-6	63,944	625,778	689,722	86,275	—	86,275
Total	$409,908	$8,412,644	$8,822,552	$865,227	$—	$865,227

* Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.500% on the first $1 billion of daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. For the year ended August 31, 2014, the investment advisory services fee was $378,140,000, which was equivalent to an annualized rate of 0.276% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

The Growth Fund of America	23

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period September 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$164,870	$ 88,879	$ 6,994	Not applicable
Class B	10,474	1,357	Not applicable	Not applicable
Class C	62,248	7,780	3,121	Not applicable
Class F-1	29,506	12,884	5,922	Not applicable
Class F-2	Not applicable	5,605	2,893	Not applicable
Class 529-A	11,670	5,167	2,685	$5,027
Class 529-B	1,810	203	91	172
Class 529-C	13,431	1,381	676	1,266
Class 529-E	1,229	160	124	231
Class 529-F-1	—	175	91	171
Class R-1	5,225	534	262	Not applicable
Class R-2	18,159	7,290	1,220	Not applicable
Class R-2E*	—	—	—	Not applicable
Class R-3	40,669	12,103	4,100	Not applicable
Class R-4	18,958	7,692	3,831	Not applicable
Class R-5	Not applicable	2,742	2,770	Not applicable
Class R-6	Not applicable	38	5,345	Not applicable
Total class-specific expenses	$378,249	$153,990	$40,125	$6,867

*Class R-2E shares were offered beginning August 29, 2014.

24	The Growth Fund of America

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,069,000 in the fund’s statement of operations includes $336,000 in current fees (either paid in cash or deferred) and a net increase of $733,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended August 31, 2014
Class A	$4,872,369	112,000		$4,400,188	104,866	$(8,746,833)	(200,482)	$525,724	16,384
Class B	11,914	283		72,274	1,785	(539,076)	(12,858)	(454,888)	(10,790)
Class C	589,215	14,177		395,280	9,852	(1,669,594)	(40,112)	(685,099)	(16,083)
Class F-1	1,966,996	45,494		766,656	18,385	(5,162,516)	(117,797)	(2,428,864)	(53,918)
Class F-2	4,197,627	94,539		336,879	8,040	(1,163,863)	(26,782)	3,370,643	75,797
Class 529-A	520,202	12,020		337,362	8,098	(547,317)	(12,568)	310,247	7,550
Class 529-B	2,827	67		12,374	306	(79,301)	(1,891)	(64,100)	(1,518)
Class 529-C	141,556	3,384		84,892	2,107	(172,142)	(4,094)	54,306	1,397
Class 529-E	22,555	526		15,192	367	(29,542)	(683)	8,205	210
Class 529-F-1	33,200	767		11,729	282	(29,923)	(689)	15,006	360
Class R-1	51,488	1,227		33,311	822	(104,301)	(2,481)	(19,502)	(432)
Class R-2	408,882	9,666		155,043	3,801	(711,243)	(16,802)	(147,318)	(3,335)
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	1,103,363	25,691		517,551	12,510	(2,337,394)	(54,505)	(716,480)	(16,304)
Class R-4	1,226,995	28,344		499,936	11,995	(2,251,635)	(52,055)	(524,704)	(11,716)
Class R-5	832,003	19,162		378,067	9,023	(1,890,849)	(43,521)	(680,779)	(15,336)
Class R-6	3,126,918	71,442		689,522	16,437	(1,871,761)	(42,841)	1,944,679	45,038
Total net increase (decrease)	$19,108,120	438,789		$8,706,256	208,676	$(27,307,290)	(630,161)	$507,086	17,304

Year ended August 31, 2013
Class A	$4,492,422	122,892		$451,232	13,079	$(9,332,251)	(258,414)	$(4,388,597)	(122,443)
Class B	13,799	392		—	—	(614,447)	(17,570)	(600,648)	(17,178)
Class C	505,548	14,285		1,694	51	(1,414,883)	(40,536)	(907,641)	(26,200)
Class F-1	1,673,543	45,834		84,930	2,476	(4,051,727)	(113,863)	(2,293,254)	(65,553)
Class F-2	1,762,467	50,183		38,930	1,130	(1,058,403)	(29,172)	742,994	22,141
Class 529-A	487,981	13,489		31,589	922	(511,469)	(14,104)	8,101	307
Class 529-B	3,184	89		—	—	(87,389)	(2,499)	(84,205)	(2,410)
Class 529-C	125,360	3,560		645	19	(161,130)	(4,566)	(35,125)	(987)
Class 529-E	21,404	597		1,056	31	(26,386)	(732)	(3,926)	(104)
Class 529-F-1	31,035	854		1,304	38	(28,006)	(772)	4,333	120
Class R-1	51,840	1,452		153	5	(159,190)	(4,606)	(107,197)	(3,149)
Class R-2	449,759	12,665		3,110	92	(794,993)	(22,549)	(342,124)	(9,792)
Class R-3	1,197,017	33,228		35,719	1,049	(2,896,115)	(81,919)	(1,663,379)	(47,642)
Class R-4	1,136,740	31,443		54,759	1,598	(3,577,592)	(100,915)	(2,386,093)	(67,874)
Class R-5	868,262	23,625		59,353	1,723	(3,035,036)	(85,729)	(2,107,421)	(60,381)
Class R-6	2,637,427	72,034		86,216	2,499	(3,040,211)	(83,759)	(316,568)	(9,226)
Total net increase (decrease)	$15,457,788	426,622		$850,690	24,712	$(30,789,228)	(861,705)	$(14,480,750)	(410,371)

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

The Growth Fund of America	25

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $32,616,567,000 and $39,942,992,000, respectively, during the year ended August 31, 2014.

26	The Growth Fund of America

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class A:
Year ended 8/31/2014	$39.93	$.17	$9.49	$9.66	$(.14)	$(2.75)	$(2.89)	$46.70	25.00%	$73,975.66%		.39%
Year ended 8/31/2013	32.80	.22	7.19	7.41	(.28)	—	(.28)	39.93	22.74	62,602.70		.60
Year ended 8/31/2012	29.23	.20	3.59	3.79	(.22)	—	(.22)	32.80	13.07	55,441.71		.66
Year ended 8/31/2011	25.53	.20	3.75	3.95	(.25)	—	(.25)	29.23	15.42	57,082.68		.67
Year ended 8/31/2010	24.93	.21	.60	.81	(.21)	—	(.21)	25.53	3.20	57,890.69		.76
Class B:
Year ended 8/31/2014	38.60	(.15)	9.14	8.99	—	(2.75)	(2.75)	44.84	24.05	873	1.41	(.37)
Year ended 8/31/2013	31.69	(.05)	6.96	6.91	—	—	—	38.60	21.81	1,168	1.46	(.14)
Year ended 8/31/2012	28.23	(.03)	3.49	3.46	—	—	—	31.69	12.26	1,503	1.46	(.10)
Year ended 8/31/2011	24.65	(.03)	3.61	3.58	—	—	—	28.23	14.52	2,228	1.43	(.09)
Year ended 8/31/2010	24.08	— [3]	.58	.58	(.01)	—	(.01)	24.65	2.42	2,911	1.45	(.01)
Class C:
Year ended 8/31/2014	38.27	(.17)	9.06	8.89	—	(2.75)	(2.75)	44.41	23.99	6,232	1.45	(.41)
Year ended 8/31/2013	31.44	(.07)	6.91	6.84	(.01)	—	(.01)	38.27	21.76	5,986	1.50	(.20)
Year ended 8/31/2012	28.02	(.04)	3.46	3.42	—	—	—	31.44	12.21	5,741	1.49	(.13)
Year ended 8/31/2011	24.49	(.03)	3.58	3.55	(.02)	—	(.02)	28.02	14.51	6,539	1.46	(.12)
Year ended 8/31/2010	23.96	— [3]	.57	.57	(.04)	—	(.04)	24.49	2.38	6,959	1.47	(.02)
Class F-1:
Year ended 8/31/2014	39.69	.15	9.43	9.58	(.12)	(2.75)	(2.87)	46.40	24.93	10,569.69		.36
Year ended 8/31/2013	32.61	.21	7.15	7.36	(.28)	—	(.28)	39.69	22.71	11,180.71		.59
Year ended 8/31/2012	29.04	.21	3.58	3.79	(.22)	—	(.22)	32.61	13.15	11,323.68		.69
Year ended 8/31/2011	25.37	.20	3.72	3.92	(.25)	—	(.25)	29.04	15.40	13,023.67		.67
Year ended 8/31/2010	24.78	.21	.60	.81	(.22)	—	(.22)	25.37	3.22	14,714.67		.79
Class F-2:
Year ended 8/31/2014	39.95	.27	9.48	9.75	(.24)	(2.75)	(2.99)	46.71	25.27	8,637.43		.62
Year ended 8/31/2013	32.83	.32	7.19	7.51	(.39)	—	(.39)	39.95	23.05	4,358.44		.86
Year ended 8/31/2012	29.25	.28	3.60	3.88	(.30)	—	(.30)	32.83	13.42	2,855.44		.93
Year ended 8/31/2011	25.55	.28	3.74	4.02	(.32)	—	(.32)	29.25	15.69	3,717.43		.91
Year ended 8/31/2010	24.97	.28	.59	.87	(.29)	—	(.29)	25.55	3.43	3,884.44		1.02
Class 529-A:
Year ended 8/31/2014	39.66	.13	9.42	9.55	(.11)	(2.75)	(2.86)	46.35	24.89	5,799.74		.31
Year ended 8/31/2013	32.59	.19	7.15	7.34	(.27)	—	(.27)	39.66	22.65	4,663.77		.52
Year ended 8/31/2012	29.06	.18	3.57	3.75	(.22)	—	(.22)	32.59	13.00	3,822.77		.60
Year ended 8/31/2011	25.39	.19	3.72	3.91	(.24)	—	(.24)	29.06	15.38	3,358.73		.62
Year ended 8/31/2010	24.81	.20	.59	.79	(.21)	—	(.21)	25.39	3.14	2,793.73		.73
Class 529-B:
Year ended 8/31/2014	38.54	(.20)	9.12	8.92	—	(2.75)	(2.75)	44.71	23.90	159	1.53	(.49)
Year ended 8/31/2013	31.67	(.09)	6.96	6.87	—	—	—	38.54	21.69	195	1.56	(.25)
Year ended 8/31/2012	28.25	(.06)	3.48	3.42	—	—	—	31.67	12.11	237	1.57	(.21)
Year ended 8/31/2011	24.69	(.06)	3.62	3.56	—	—	—	28.25	14.42	310	1.53	(.19)
Year ended 8/31/2010	24.14	(.02)	.59	.57	(.02)	—	(.02)	24.69	2.36	358	1.53	(.08)

The Growth Fund of America	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 8/31/2014	$38.43	$(.20)	$9.10	$8.90	$—	$(2.75)	$(2.75)	$44.58	23.91%	$1,440		1.52%	(.47)%
Year ended 8/31/2013	31.60	(.09)	6.94	6.85	(.02)	—	(.02)	38.43	21.69	1,188		1.56	(.26)
Year ended 8/31/2012	28.18	(.06)	3.48	3.42	—	—	—	31.60	12.14	1,008		1.56	(.19)
Year ended 8/31/2011	24.66	(.05)	3.60	3.55	(.03)	—	(.03)	28.18	14.40	934		1.53	(.18)
Year ended 8/31/2010	24.13	(.02)	.59	.57	(.04)	—	(.04)	24.66	2.33	811		1.53	(.07)
Class 529-E:
Year ended 8/31/2014	39.34	.03	9.33	9.36	(.01)	(2.75)	(2.76)	45.94	24.57	263.99			.06
Year ended 8/31/2013	32.33	.10	7.10	7.20	(.19)	—	(.19)	39.34	22.36	217		1.02	.28
Year ended 8/31/2012	28.82	.10	3.54	3.64	(.13)	—	(.13)	32.33	12.71	182		1.03	.35
Year ended 8/31/2011	25.19	.10	3.69	3.79	(.16)	—	(.16)	28.82	15.04	165		1.01	.34
Year ended 8/31/2010	24.63	.12	.59	.71	(.15)	—	(.15)	25.19	2.83	142		1.02	.44
Class 529-F-1:
Year ended 8/31/2014	39.64	.23	9.41	9.64	(.20)	(2.75)	(2.95)	46.33	25.16	200.52			.53
Year ended 8/31/2013	32.57	.27	7.14	7.41	(.34)	—	(.34)	39.64	22.92	157.56			.74
Year ended 8/31/2012	29.04	.25	3.56	3.81	(.28)	—	(.28)	32.57	13.27	125.56			.81
Year ended 8/31/2011	25.38	.25	3.71	3.96	(.30)	—	(.30)	29.04	15.56	106.52			.83
Year ended 8/31/2010	24.79	.25	.60	.85	(.26)	—	(.26)	25.38	3.37	92.52			.94
Class R-1:
Year ended 8/31/2014	38.64	(.16)	9.15	8.99	—	(2.75)	(2.75)	44.88	24.02	542		1.43	(.38)
Year ended 8/31/2013	31.72	(.05)	6.98	6.93	(.01)	—	(.01)	38.64	21.86	483		1.44	(.13)
Year ended 8/31/2012	28.26	(.02)	3.48	3.46	—	—	—	31.72	12.24	497		1.44	(.07)
Year ended 8/31/2011	24.72	(.03)	3.63	3.60	(.06)	—	(.06)	28.26	14.54	561		1.43	(.09)
Year ended 8/31/2010	24.19	— [3]	.60	.60	(.07)	—	(.07)	24.72	2.45	539		1.44	.02
Class R-2:
Year ended 8/31/2014	38.85	(.14)	9.21	9.07	—	(2.75)	(2.75)	45.17	24.10	2,496		1.38	(.33)
Year ended 8/31/2013	31.91	(.02)	7.01	6.99	(.05)	—	(.05)	38.85	21.92	2,277		1.37	(.07)
Year ended 8/31/2012	28.42	(.01)	3.50	3.49	—	—	—	31.91	12.28	2,182		1.41	(.04)
Year ended 8/31/2011	24.84	(.01)	3.64	3.63	(.05)	—	(.05)	28.42	14.60	2,337		1.39	(.04)
Year ended 8/31/2010	24.30	.01	.59	.60	(.06)	—	(.06)	24.84	2.44	2,327		1.41	.04
Class R-2E:
Period from 8/29/2014 to 8/31/2014[4,5]	46.70	—	—	—	—	—	—	46.70	—	—	[6]	—	—
Class R-3:
Year ended 8/31/2014	39.33	.03	9.34	9.37	(.01)	(2.75)	(2.76)	45.94	24.60	8,325.98			.07
Year ended 8/31/2013	32.29	.12	7.08	7.20	(.16)	—	(.16)	39.33	22.38	7,769.98			.33
Year ended 8/31/2012	28.74	.11	3.55	3.66	(.11)	—	(.11)	32.29	12.78	7,916.98			.38
Year ended 8/31/2011	25.12	.11	3.68	3.79	(.17)	—	(.17)	28.74	15.06	10,765.97			.38
Year ended 8/31/2010	24.55	.13	.60	.73	(.16)	—	(.16)	25.12	2.94	11,422.97			.48

28	The Growth Fund of America

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class R-4:
Year ended 8/31/2014	$39.68	$.16	$9.42	$9.58	$(.13)	$(2.75)	$(2.88)	$46.38	24.97%	$7,835.68%		.37%
Year ended 8/31/2013	32.56	.23	7.14	7.37	(.25)	—	(.25)	39.68	22.77	7,169.68		.63
Year ended 8/31/2012	28.99	.20	3.57	3.77	(.20)	—	(.20)	32.56	13.10	8,093.69		.66
Year ended 8/31/2011	25.33	.20	3.71	3.91	(.25)	—	(.25)	28.99	15.40	14,937.68		.66
Year ended 8/31/2010	24.75	.21	.60	.81	(.23)	—	(.23)	25.33	3.20	16,442.68		.77
Class R-5:
Year ended 8/31/2014	39.96	.29	9.49	9.78	(.26)	(2.75)	(3.01)	46.73	25.33	5,450.38		.67
Year ended 8/31/2013	32.82	.34	7.18	7.52	(.38)	—	(.38)	39.96	23.11	5,273.39		.92
Year ended 8/31/2012	29.24	.29	3.60	3.89	(.31)	—	(.31)	32.82	13.48	6,312.39		.97
Year ended 8/31/2011	25.54	.29	3.74	4.03	(.33)	—	(.33)	29.24	15.75	11,366.38		.96
Year ended 8/31/2010	24.94	.29	.60	.89	(.29)	—	(.29)	25.54	3.51	12,874.39		1.07
Class R-6:
Year ended 8/31/2014	40.02	.31	9.50	9.81	(.28)	(2.75)	(3.03)	46.80	25.39	12,407.33		.72
Year ended 8/31/2013	32.87	.35	7.21	7.56	(.41)	—	(.41)	40.02	23.19	8,806.34		.96
Year ended 8/31/2012	29.30	.31	3.60	3.91	(.34)	—	(.34)	32.87	13.52	7,537.34		1.02
Year ended 8/31/2011	25.60	.31	3.74	4.05	(.35)	—	(.35)	29.30	15.78	10,059.33		1.02
Year ended 8/31/2010	24.97	.31	.60	.91	(.28)	—	(.28)	25.60	3.58	6,061.34		1.16

	Year ended August 31
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	26%	27%	18%	34%	33%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Amount less than $.01.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Amount less than $1 million.

See Notes to Financial Statements

The Growth Fund of America	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Growth Fund of America:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 7, 2014

30	The Growth Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2014, through August 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Growth Fund of America	31

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	3/1/2014	8/31/2014	during period*	expense ratio
Class A – actual return	$1,000.00	$1,052.99	$3.36	.65%
Class A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class B – actual return	1,000.00	1,049.12	7.23	1.40
Class B – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class C – actual return	1,000.00	1,048.88	7.49	1.45
Class C – assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class F-1 – actual return	1,000.00	1,052.86	3.57	.69
Class F-1 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class F-2 – actual return	1,000.00	1,054.15	2.23	.43
Class F-2 – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-A – actual return	1,000.00	1,052.70	3.78	.73
Class 529-A – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 529-B – actual return	1,000.00	1,048.32	7.85	1.52
Class 529-B – assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class 529-C – actual return	1,000.00	1,048.43	7.80	1.51
Class 529-C – assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-E – actual return	1,000.00	1,051.25	5.07	.98
Class 529-E – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 529-F-1 – actual return	1,000.00	1,053.68	2.64	.51
Class 529-F-1 – assumed 5% return	1,000.00	1,022.63	2.60	.51
Class R-1 – actual return	1,000.00	1,048.85	7.38	1.43
Class R-1 – assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 – actual return	1,000.00	1,049.25	7.13	1.38
Class R-2 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-3 – actual return	1,000.00	1,051.25	5.07	.98
Class R-3 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-4 – actual return	1,000.00	1,052.87	3.52	.68
Class R-4 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5 – actual return	1,000.00	1,054.37	1.97	.38
Class R-5 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-6 – actual return	1,000.00	1,054.54	1.71	.33
Class R-6 – assumed 5% return	1,000.00	1,023.54	1.68	.33

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2014:

Long-term capital gains	$8,669,098,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$1,542,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

32	The Growth Fund of America

Approval of Investment Advisory and Service Agreement

The Growth Fund of America board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2015. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth Funds Index, the Lipper Large-Cap Core Funds Index, the Lipper Large-Cap Growth Funds Index, and the S&P 500 Index. They noted that the investment results of the fund generally compared favorably to these four indexes for the lifetime period, the 20-year period, and the 10-year period and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

The Growth Fund of America	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	The Growth Fund of America

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Ronald P. Badie, 71	2008	Retired; former Vice Chairman, Deutsche Bank Alex. Brown (retired 2002)	3	Amphenol Corporation; Nautilus, Inc.
Joseph C. Berenato, 68 Chairman of the Board (Independent and Non-Executive)	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated
Louise H. Bryson, 70	2008	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Robert J. Denison, 73	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 67	2010	Founder and President, MAD Ink (communications company)	10	None
John G. Freund, 60	2010	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	3	Concert Pharmaceuticals, Inc.; Tetraphase Pharmaceuticals, Inc.; XenoPort, Inc.
Leonade D. Jones, 66	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William H. Kling, 72	2010	President Emeritus and former CEO, American Public Media	10	None
Christopher E. Stone, 58	2010	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

“Interested” trustees4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James F. Rothenberg, 68 Vice Chairman of the Board	1997	Director, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[6] Director and Chair, The Capital Group Companies, Inc.[6]	2	None
Donald D. O’Neal, 54 President	1995	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	26	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

The Growth Fund of America	35

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Michael T. Kerr, 55 Executive Vice President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Paul F. Roye, 60 Executive Vice President	2012	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company[6]
Gregg E. Ireland, 64 Senior Vice President	2008	Senior Vice President — Capital World Investors, Capital Research and Management Company
Bradley J. Vogt, 49 Senior Vice President	1999	Director, Capital Research and Management Company; Chairman, Capital Research Company;[6]
Senior Vice President — Capital Research Global Investors, Capital Research and Management Company;
		Director, American Funds Distributors, Inc.[6]
Brad A. Barrett, 36 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, American Funds Distributors, Inc.[6]
Walter R. Burkley, 48 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Barry S. Crosthwaite, 56 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, American Funds Service Company[6]
Martin Romo, 47 Vice President	2010	Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research and Management Company; President and Director, Capital Research Company[6]
Lawrence R. Solomon, 52 Vice President	2014	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board and President, Capital Management Services, Inc.[6]
Michael W. Stockton, 47 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 43 Treasurer	2006	Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 41 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 63 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Neal F. Wellons, 43 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, except Mr. Barrett, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	The Growth Fund of America

Office of the fund
One Market
Steuart Tower, Suite 2000
San Francisco, CA 94105-1409

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2014, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$100,000
2014	$101,000

b) Audit-Related Fees:
2013	$28,000
2014	$43,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$22,000
2014	$10,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,011,000
2014	$970,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$28,000
2014	$41,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$2,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,490,000 for fiscal year 2013 and $1,446,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Growth Fund of America®
Investment portfolio
August 31, 2014
Common stocks 92.13% Information technology 19.63%	Shares	Value (000)
Google Inc., Class C1	4,812,697	$2,750,938
Google Inc., Class A1	4,333,597	2,523,713
Microsoft Corp.	41,312,600	1,876,831
Oracle Corp.	38,817,000	1,612,070
Avago Technologies Ltd.[2]	17,601,820	1,444,933
ASML Holding NV (New York registered)	8,767,040	842,688
ASML Holding NV	5,109,442	488,814
Apple Inc.	12,511,000	1,282,377
salesforce.com, inc.[1]	17,805,000	1,052,097
Visa Inc., Class A	4,898,000	1,040,923
Texas Instruments Inc.	20,134,000	970,056
Intuit Inc.	10,295,000	856,338
LinkedIn Corp., Class A1	3,667,500	827,938
Accenture PLC, Class A	10,000,000	810,600
Murata Manufacturing Co., Ltd.	8,326,300	794,978
Adobe Systems Inc.[1]	8,672,800	623,574
EMC Corp.	16,120,000	476,024
Broadcom Corp., Class A	11,925,000	469,606
Cisco Systems, Inc.	17,160,000	428,828
TE Connectivity Ltd.	6,173,000	386,924
Samsung Electronics Co. Ltd.	311,800	379,468
Taiwan Semiconductor Manufacturing Co. Ltd.	76,121,000	315,786
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	2,830,000	59,260
Baidu, Inc., Class A (ADR)[1]	1,645,000	352,885
Nintendo Co., Ltd.	3,064,940	339,649
KLA-Tencor Corp.	4,000,000	305,680
Cognizant Technology Solutions Corp., Class A1	6,477,400	296,212
Palo Alto Networks, Inc.[1]	3,473,400	295,204
Facebook, Inc., Class A1	3,900,000	291,798
Concur Technologies, Inc.[1]	2,800,000	281,064
Altera Corp.	7,750,000	273,885
VeriSign, Inc.[1]	4,745,000	270,821
Automatic Data Processing, Inc.	3,235,000	270,058
Amphenol Corp., Class A	2,534,000	261,027
Motorola Solutions, Inc.	4,155,000	246,807
VMware, Inc., Class A1	2,400,000	236,592
Hexagon AB, Class B	7,041,102	230,296
First Data Holdings, Inc., Class B1,3,4	56,250,000	225,000
MasterCard Inc., Class A	2,650,000	200,897
Hewlett-Packard Co.	5,000,000	190,000
NetSuite Inc.[1]	2,122,874	186,049
Gemalto NV	1,870,000	183,078
Samsung SDI Co., Ltd.	1,100,000	164,357
Linear Technology Corp.	3,280,000	147,961
Mail.Ru Group Ltd. (GDR)[1]	4,616,260	123,947
Mail.Ru Group Ltd. (GDR)[1,5]	711,990	19,117
Dolby Laboratories, Inc., Class A1	2,650,000	123,437
The Growth Fund of America — Page 1 of 9

Common stocks Information technology (continued)	Shares	Value (000)
MercadoLibre, Inc.	965,000	$110,917
National Instruments Corp.	3,135,000	103,925
Rackspace Hosting, Inc.[1]	2,947,567	101,986
eBay Inc.[1]	1,750,000	97,125
ARM Holdings PLC	5,685,000	91,643
Autodesk, Inc.[1]	1,465,000	78,583
Analog Devices, Inc.	875,000	44,730
Workday, Inc., Class A1	275,000	25,044
ASM Pacific Technology Ltd.	945,000	9,834
Demandware, Inc.[1]	140,000	7,441
Guidewire Software, Inc.[1]	150,000	6,832
		28,508,645
Consumer discretionary 17.45%
Amazon.com, Inc.[1]	17,597,195	5,966,153
Comcast Corp., Class A	40,263,578	2,203,626
Comcast Corp., Class A, special nonvoting shares	13,000,000	709,800
Home Depot, Inc.	26,961,200	2,520,872
NIKE, Inc., Class B	19,716,640	1,548,742
Twenty-First Century Fox, Inc., Class A	33,675,400	1,192,783
Johnson Controls, Inc.	15,525,000	757,775
MGM Resorts International[1,2]	29,412,600	719,726
Netflix, Inc.[1]	1,485,568	709,567
Time Warner Inc.	7,160,000	551,535
Walt Disney Co.	5,905,000	530,741
Tesla Motors, Inc.[1]	1,454,800	392,359
CBS Corp., Class B	6,550,000	388,349
Toll Brothers, Inc.[1,2]	10,628,300	378,261
Marriott International, Inc., Class A	5,143,059	356,928
DIRECTV[1]	4,111,200	355,413
Naspers Ltd., Class N	2,770,000	352,025
Liberty Global PLC, Class C1	4,976,520	208,666
Liberty Global PLC, Class A1	2,894,280	126,393
Priceline Group Inc.[1]	267,000	332,231
AutoNation, Inc.[1,2]	6,000,000	325,500
Toyota Motor Corp.	5,430,000	309,376
Norwegian Cruise Line Holdings Ltd.[1]	9,100,000	303,121
Lowe’s Companies, Inc.	5,300,000	278,303
Carnival Corp., units	6,990,000	264,781
BorgWarner Inc.	3,600,000	223,884
Ralph Lauren Corp., Class A	1,307,095	221,160
Expedia, Inc.	2,569,000	220,677
Viacom Inc., Class B	2,411,000	195,653
D.R. Horton, Inc.	8,095,000	175,500
lululemon athletica inc.[1]	4,387,000	175,173
General Motors Co.	4,835,000	168,258
Tiffany & Co.	1,640,000	165,542
Lions Gate Entertainment Corp.	5,049,393	163,651
Wynn Resorts, Ltd.	843,623	162,718
Starbucks Corp.	2,050,000	159,510
Galaxy Entertainment Group Ltd.	20,000,000	150,709
Las Vegas Sands Corp.	2,074,000	137,942
Darden Restaurants, Inc.	2,443,000	115,603
Volkswagen AG, nonvoting preferred	505,000	113,367
YUM! Brands, Inc.	1,500,000	108,645
The Growth Fund of America — Page 2 of 9

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Luxottica Group SpA	1,870,800	$99,923
Daimler AG	1,133,000	92,657
Five Below, Inc.[1]	2,085,000	84,568
Renault SA	1,000,000	78,285
Sands China Ltd.	12,000,000	78,193
Hyatt Hotels Corp., Class A1	1,180,000	72,086
Lennar Corp., Class A	1,795,000	70,328
Harley-Davidson, Inc.	1,104,100	70,177
Industria de Diseño Textil, SA	2,388,220	69,193
Burberry Group PLC	2,725,000	64,285
Swatch Group Ltd, non-registered shares	110,000	59,646
News Corp., Class A1	1,750,000	30,844
Hermès International	37,000	12,730
TOD’S SpA	70,157	7,771
Weight Watchers International, Inc.	75,900	1,874
		25,333,578
Health care 16.86%
Gilead Sciences, Inc.[1]	52,294,248	5,625,815
UnitedHealth Group Inc.	23,984,700	2,078,994
Amgen Inc.	13,911,100	1,938,929
Alexion Pharmaceuticals, Inc.[1]	9,006,061	1,524,636
Regeneron Pharmaceuticals, Inc.[1]	3,437,300	1,204,842
Express Scripts Holding Co.[1]	16,285,600	1,203,994
Biogen Idec Inc.[1]	3,302,200	1,132,787
Illumina, Inc.[1]	5,471,701	981,404
Vertex Pharmaceuticals Inc.[1]	10,105,600	945,581
Boston Scientific Corp.[1]	52,109,400	660,747
St. Jude Medical, Inc.	9,915,000	650,325
Edwards Lifesciences Corp.[1,2]	6,132,700	608,732
Thermo Fisher Scientific Inc.	4,978,100	598,417
Merck & Co., Inc.	9,617,700	578,120
Stryker Corp.	6,778,376	564,707
BioMarin Pharmaceutical Inc.[1]	7,295,373	519,576
Grifols, SA, Class B (ADR)	5,409,413	217,188
Grifols, SA, Class B, non-registered shares	4,691,371	185,481
Grifols, SA, Class A, non-registered shares	1,225,000	57,028
Humana Inc.	3,316,305	426,941
Hologic, Inc.[1,2]	17,126,960	425,948
Endo International PLC[1]	5,785,000	368,562
athenahealth, Inc.[1,2]	2,522,484	364,348
Incyte Corp.[1]	4,935,800	267,520
Baxter International Inc.	2,818,910	211,362
Bristol-Myers Squibb Co.	3,665,000	185,632
Pharmacyclics, Inc.[1]	1,451,922	180,605
Brookdale Senior Living Inc.[1]	5,133,000	179,398
Intercept Pharmaceuticals, Inc.[1]	606,800	175,802
Aetna Inc.	1,938,800	159,234
Celgene Corp.[1]	760,000	72,215
ResMed Inc.	1,210,000	64,191
PerkinElmer, Inc.	1,300,000	58,305
DaVita HealthCare Partners Inc.[1]	590,000	44,061
Intuitive Surgical, Inc.[1]	50,000	23,501
		24,484,928
The Growth Fund of America — Page 3 of 9

Common stocks Energy 9.99%	Shares	Value (000)
EOG Resources, Inc.	22,494,000	$2,471,641
Concho Resources Inc.[1,2]	8,578,506	1,218,491
Noble Energy, Inc.	16,677,621	1,203,124
Pioneer Natural Resources Co.	5,132,900	1,070,980
Schlumberger Ltd.	8,950,000	981,278
Cheniere Energy, Inc.[1]	11,859,300	951,827
FMC Technologies, Inc.[1,2]	15,179,100	938,675
Suncor Energy Inc.	14,622,520	600,205
Canadian Natural Resources, Ltd.	13,520,000	589,270
Baker Hughes Inc.	8,429,700	582,829
Chesapeake Energy Corp.	16,673,163	453,510
Weatherford International PLC[1]	18,630,000	441,345
BG Group PLC	19,369,000	386,348
CONSOL Energy Inc.	7,235,000	291,426
Cabot Oil & Gas Corp.	8,032,000	269,393
Enbridge Inc.	4,645,529	231,700
Royal Dutch Shell PLC, Class B (ADR)	2,428,800	206,084
Cobalt International Energy, Inc.[1]	13,361,200	205,094
Apache Corp.	1,800,000	183,294
Cimarex Energy Co.	1,164,000	168,966
Core Laboratories NV	1,058,562	167,242
Murphy Oil Corp.	2,556,000	159,673
Southwestern Energy Co.[1]	2,850,000	117,363
Phillips 66	1,200,000	104,424
Oil States International, Inc.[1]	1,616,931	104,373
Denbury Resources Inc.	5,362,500	92,342
BP PLC (ADR)	1,138,700	54,476
BP PLC	3,800,000	30,385
Paramount Resources Ltd.[1]	1,415,000	78,474
Tourmaline Oil Corp.[1]	1,478,100	74,863
Oceaneering International, Inc.	433,800	30,175
Peyto Exploration & Development Corp.	730,000	25,869
Laricina Energy Ltd.[1,3,4]	950,000	15,727
		14,500,866
Industrials 8.37%
Union Pacific Corp.	13,796,600	1,452,368
Precision Castparts Corp.	4,103,367	1,001,468
American Airlines Group Inc.	20,490,000	797,266
Boeing Co.	6,267,000	794,656
United Continental Holdings, Inc.[1]	15,369,000	731,718
CSX Corp.	21,674,801	669,968
General Dynamics Corp.	5,104,600	629,142
Cummins Inc.	3,591,500	521,163
Nielsen NV	10,499,551	493,374
Delta Air Lines, Inc.	12,003,823	475,111
Airbus Group NV	7,342,327	451,549
Caterpillar Inc.	3,935,000	429,190
Towers Watson & Co., Class A2	3,825,000	419,335
Rockwell Collins, Inc.	5,308,700	408,664
Ryanair Holdings PLC (ADR)[1]	5,538,214	304,048
Danaher Corp.	3,509,448	268,859
Textron Inc.	6,658,866	253,037
FedEx Corp.	1,500,000	221,820
Oshkosh Corp.[2]	4,368,000	217,002
The Growth Fund of America — Page 4 of 9

Common stocks Industrials (continued)	Shares	Value (000)
Meggitt PLC	26,054,666	$203,989
United Technologies Corp.	1,540,000	166,289
Fastenal Co.	3,655,000	165,498
General Electric Co.	6,200,000	161,076
Lockheed Martin Corp.	877,000	152,598
Rolls-Royce Holdings PLC[1]	7,375,000	125,007
Jacobs Engineering Group Inc.[1]	2,080,000	112,133
Sensata Technologies Holding NV1	2,250,000	110,632
KBR, Inc.	4,150,000	91,383
MTU Aero Engines AG	1,008,731	88,008
KONE Oyj, Class B	1,920,000	81,234
Honeywell International Inc.	700,000	66,661
Bureau Veritas SA	2,256,040	53,595
United Parcel Service, Inc., Class B	328,000	31,924
Chart Industries, Inc.[1]	159,894	10,695
		12,160,460
Financials 8.04%
Crown Castle International Corp.	13,219,250	1,051,063
Goldman Sachs Group, Inc.	5,363,996	960,745
American International Group, Inc.	17,135,000	960,588
Wells Fargo & Co.	12,569,178	646,558
JPMorgan Chase & Co.	9,296,712	552,690
Berkshire Hathaway Inc., Class B1	2,000,000	274,500
Berkshire Hathaway Inc., Class A1	955	196,615
Legal & General Group PLC	111,984,892	449,349
Capital One Financial Corp.	5,348,000	438,857
American Express Co.	4,480,000	401,184
Bank of America Corp.	24,500,000	394,205
ACE Ltd.	3,696,000	392,996
AIA Group Ltd.	67,400,000	367,871
CME Group Inc., Class A	4,442,419	340,067
CIT Group Inc.	7,011,000	336,248
HDFC Bank Ltd.	18,293,408	254,308
HDFC Bank Ltd. (ADR)	1,612,000	80,100
American Tower Corp.	3,355,000	330,803
Progressive Corp.	10,850,000	271,467
Citigroup Inc.	5,110,000	263,931
Charles Schwab Corp.	8,887,000	253,368
Onex Corp.	4,200,000	244,553
Morgan Stanley	6,500,000	223,015
XL Group PLC	5,835,000	199,440
Ocwen Financial Corp.[1,2]	6,791,081	189,743
UBS AG	9,665,666	173,299
Prudential PLC	6,455,000	155,386
Bank of Ireland[1]	383,200,000	153,569
McGraw Hill Financial, Inc.	1,860,600	150,950
Signature Bank[1]	1,156,970	137,055
Sumitomo Mitsui Financial Group, Inc.	2,750,000	111,023
Fifth Third Bancorp	4,750,000	96,924
U.S. Bancorp	2,025,000	85,617
BOK Financial Corp.	1,250,000	84,225
W. R. Berkley Corp.	1,560,000	75,426
First Republic Bank	1,340,000	65,526
Leucadia National Corp.	2,589,787	64,563
The Growth Fund of America — Page 5 of 9

Common stocks Financials (continued)	Shares	Value (000)
Deutsche Bank AG	1,570,000	$53,718
ICICI Bank Ltd. (ADR)	1,000,000	53,500
Popular, Inc.[1]	1,627,191	50,378
Financial Engines, Inc.	1,360,000	48,783
Moody’s Corp.	200,000	18,714
Weyerhaeuser Co.	422,321	14,338
		11,667,258
Consumer staples 4.01%
Philip Morris International Inc.	19,579,433	1,675,608
Costco Wholesale Corp.	11,108,183	1,344,979
Keurig Green Mountain, Inc.	4,119,663	549,233
Kerry Group PLC, Class A	6,565,824	493,905
Herbalife Ltd.[2]	5,442,001	277,433
Sprouts Farmers Market, Inc.[1,2]	8,270,446	255,888
Coca-Cola Co.	6,020,400	251,171
Nestlé SA	2,387,600	185,302
Mead Johnson Nutrition Co.	1,864,600	178,256
Whole Foods Market, Inc.	4,179,700	163,593
PepsiCo, Inc.	1,680,000	155,383
Pernod Ricard SA	1,056,000	124,517
British American Tobacco PLC	1,493,000	88,077
Japan Tobacco Inc.	1,870,000	64,056
Avon Products, Inc.	1,600,000	22,464
		5,829,865
Materials 2.21%
Praxair, Inc.	5,186,537	682,289
Monsanto Co.	4,270,000	493,825
Celanese Corp., Series A	6,300,000	394,002
LyondellBasell Industries NV	2,890,000	330,471
Rio Tinto PLC	4,682,000	249,780
Potash Corp. of Saskatchewan Inc.	6,060,000	213,070
Newmont Mining Corp.	5,280,000	143,035
Sigma-Aldrich Corp.	1,200,000	124,800
Sealed Air Corp.	2,950,000	106,495
ArcelorMittal	5,710,000	83,092
FMC Corp.	1,200,000	79,368
Dow Chemical Co.	1,430,000	76,576
Barrick Gold Corp.	3,730,000	68,595
James Hardie Industries PLC (CDI)	5,460,000	65,323
Smurfit Kappa PLC, Class A	2,200,000	49,908
Syngenta AG	120,000	43,070
		3,203,699
Telecommunication services 0.81%
SoftBank Corp.	8,351,000	602,457
T-Mobile US, Inc.[1]	14,260,100	428,944
SBA Communications Corp., Class A1	1,315,000	145,031
		1,176,432
Utilities 0.09%
NRG Energy, Inc.	4,060,100	124,970
The Growth Fund of America — Page 6 of 9

Common stocks Miscellaneous 4.67%	Shares	Value (000)
Other common stocks in initial period of acquisition		$6,787,901
Total common stocks (cost: $74,462,381,000)		133,778,602
Preferred securities 0.07% Miscellaneous 0.07%
Other preferred securities in initial period of acquisition		92,503
Total preferred securities (cost: $91,162,000)		92,503
Rights & warrants 0.08% Energy 0.04%
Kinder Morgan, Inc., warrants, expire 2017[1]	13,876,600	54,258
Financials 0.01%
Citigroup Inc., Class A, warrants, expire 2019[1]	25,500,000	21,904
Telecommunication services 0.00%
Broadview Networks Holdings, Inc., Series A1, warrants, expire 2020[1,3,4]	4,414	—
Broadview Networks Holdings, Inc., Series A2, warrants, expire 2020[1,3,4]	1,672	—
		—
Miscellaneous 0.03%
Other rights & warrants in initial period of acquisition		45,120
Total rights & warrants (cost: $122,540,000)		121,282
Convertible bonds 0.04% Telecommunication services 0.04%	Principal amount (000)
Clearwire Corp. 8.25% convertible notes 2040[5]	$56,282	64,162
Total convertible bonds (cost: $56,297,000)		64,162
Bonds, notes & other debt instruments 0.16% U.S. Treasury bonds & notes 0.08% U.S. Treasury 0.08%
U.S. Treasury 0.125% 2015	10,100	10,104
U.S. Treasury 0.25% 2015	90,685	90,800
U.S. Treasury 0.25% 2015	15,675	15,696
Total U.S. Treasury bonds & notes		116,600
Corporate bonds & notes 0.05% Telecommunication services 0.05%
LightSquared, Term Loan B, 12.00% 2014[6,7,8,9]	25,424	34,958
NII Capital Corp. 10.00% 2016	32,300	9,528
NII Capital Corp. 7.875% 2019[5]	27,500	18,287
NII Capital Corp. 11.375% 2019[5]	17,000	11,390
NII Capital Corp. 7.625% 2021	8,000	1,240
Total corporate bonds & notes		75,403
The Growth Fund of America — Page 7 of 9

Bonds, notes & other debt instruments Federal agency bonds & notes 0.03%	Principal amount (000)	Value (000)
Federal Farm Credit Banks 0.13% 2015	$33,500	$33,491
Total bonds, notes & other debt instruments (cost: $213,508,000)		225,494
Short-term securities 7.56%
Abbott Laboratories 0.10% due 9/15/2014–10/14/2014[5]	58,000	57,998
Apple Inc. 0.09%–0.13% due 10/15/2014–1/7/2015[5]	103,194	103,142
Chariot Funding, LLC 0.21%–0.27% due 11/21/2014–3/12/2015[5]	149,500	149,403
Chevron Corp. 0.08% due 10/16/2014[5]	74,400	74,388
Coca-Cola Co. 0.13%–0.20% due 10/30/2014–1/20/2015[5]	199,000	198,940
E.I. duPont de Nemours and Co. 0.08% due 9/9/2014[5]	36,000	35,999
Emerson Electric Co. 0.08%–0.11% due 9/19/2014–11/19/2014[5]	52,000	51,990
Fannie Mae 0.06%–0.15% due 9/2/2014–7/1/2015	2,351,795	2,351,069
Federal Farm Credit Banks 0.08%–0.13% due 9/10/2014–6/2/2015	423,900	423,801
Federal Home Loan Bank 0.06%–0.17% due 9/5/2014–8/28/2015	3,220,844	3,219,777
Freddie Mac 0.06%–0.17% due 9/17/2014–8/27/2015	3,070,380	3,069,191
General Electric Capital Corp. 0.12%–0.19% due 10/3/2014–11/14/2014	175,000	174,976
Google Inc. 0.11%–0.13% due 12/11/2014–1/21/2015[5]	91,000	90,962
Harvard University 0.14% due 9/8/2014	23,665	23,665
IBM Corp. 0.08%–0.10% due 9/23/2014–9/29/2014[5]	91,200	91,198
John Deere Bank SA 0.09% due 9/8/2014[5]	50,000	49,999
Medtronic Inc. 0.09% due 10/15/2014[5]	19,700	19,697
Merck & Co. Inc. 0.08%–0.10% due 9/19/2014–10/6/2014[5]	78,500	78,498
National Rural Utilities Cooperative Finance Corp. 0.10% due 9/4/2014	31,100	31,099
Paccar Financial Corp. 0.11% due 10/27/2014	15,100	15,096
PepsiCo Inc. 0.06% due 9/2/2014[5]	30,000	30,000
Private Export Funding Corp. 0.12%–0.18% due 9/3/2014–11/12/2014[5]	56,900	56,892
Procter & Gamble Co. 0.10%–0.14% due 9/9/2014–1/5/2015[5]	251,700	251,653
Regents of the University of California 0.13% due 10/21/2014	24,250	24,246
U.S. Treasury Bills 0.08% due 9/18/2014	81,700	81,699
United Parcel Service Inc. 0.12% due 10/2/2014[5]	50,000	49,997
Wal-Mart Stores, Inc. 0.08%–0.09% due 9/29/2014–10/27/2014[5]	125,000	124,988
Wells Fargo & Co. 0.14% due 10/22/2014	45,800	45,791
Total short-term securities (cost: $10,974,920,000)		10,976,154
Total investment securities 100.04% (cost: $85,920,808,000)		145,258,197
Other assets less liabilities (0.04)%		(56,437)
Net assets 100.00%		$145,201,760
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $240,727,000, which represented .17% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,628,700,000, which represented 1.12% of the net assets of the fund.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[9]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $34,958,000, which represented .02% of the net assets of the fund.

The Growth Fund of America — Page 8 of 9

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
First Data Holdings, Inc., Class B	6/26/2014	$225,000	$225,000.16%
Laricina Energy Ltd.	6/21/2011	41,523	15,727.01
Broadview Networks Holdings, Inc., Series A1, warrants, expire 2020	7/7/2000-3/6/2002	11,176	—	.00
Broadview Networks Holdings, Inc., Series A2, warrants, expire 2020	7/7/2000-3/6/2002	3,626	—	.00
Total restricted securities		$281,325	$240,727.17%
Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-005-1014O-S42239	The Growth Fund of America — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Growth Fund of America:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, including the summary schedule of investments, as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of August 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The Growth Fund of America as of August 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

October 7, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2014

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: October 31, 2014